UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

Sypris Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24020	61-1321992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Bullitt Lane, Suite 450 Louisville, Kentucky	40222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 329-2000

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99	Registrant’s press release dated October 22, 2003

Item 12.	Results of Operations and Financial Condition

The Registrant’s press release dated October 22, 2003, reporting its third quarter 2003 results of operations and financial condition, is furnished as Exhibit 99 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2003	Sypris Solutions, Inc.

	By:	/s/ DAVID D. JOHNSON

David D. Johnson Vice President and Chief Financial Officer

2

INDEX TO EXHIBITS

Exhibit Number	Description

99	Registrant’s press release dated October 22, 2003